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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): OCTOBER 19, 1998

                         ------------------------------

                             JDN REALTY CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)


    MARYLAND                          1-12844                     58-1468053
(State or Other                   (Commission File             (I.R.S. Employer
Jurisdiction of                        Number)                  Identification
Incorporation)                                                      Number)


                  359 EAST PACES FERRY ROAD
                  SUITE 400
                  ATLANTA, GEORGIA                                    30305
                 (Address of Principal Executive Offices)           (Zip Code)

                                 (404) 262-3252
              (Registrant's Telephone Number, including Area Code)

                                 NOT APPLICABLE
                                  (Former Name)





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ITEM 5. OTHER EVENTS.

         Common Stock Offering. On October 13, 1998, the Company entered into a terms agreement with Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriter") relating to the sale by the Company to the Underwriter of an aggregate of 977,500 shares of the Company's common stock, par value $.01 per share (the "Common Stock"), at a price of $20.6875 per share. The related Underwriting Agreement, dated July 30, 1997, was filed as an exhibit to the Company's Current Report on Form 8-K filed on August 1, 1997. This offering closed on October 19, 1998. As a result of this offering, 31,850,298 shares of the Company's common stock are issued and outstanding.

         A registration statement relating to the Common Stock has been filed with the Securities and Exchange Commission (the "Commission") and was declared effective on October 30, 1997.

         Risk Factors/Cautionary Statements for Purposes of the Private Securities Litigation Reform Act of 1995. In connection with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, the Company is hereby filing cautionary statements identifying important factors that could cause the Company's actual consolidated results of operations to differ materially from those projected in forward-looking statements of the Company made by or on behalf of the Company. Certain of these statements are also intended to inform investors of the most significant risk factors that should be considered in making an investment in the Company's securities. These cautionary statements revise and update those previously filed with the Commission by the Company.



ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (C)      EXHIBITS.



    Exhibit No.                             Description
    -----------                             -----------

         1 Terms Agreement dated October 13, 1998 by and between the Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated and related Underwriting Agreement (Underwriting Agreement filed as Exhibit 1.1 to the Company's Current Report on Form 8-K filed on August 1, 1997 and incorporated herein by reference)

         5 Opinion of Waller Lansden Dortch & Davis, A Professional Limited Liability Company

         8 Tax Opinion of Waller Lansden Dortch & Davis, A Professional Limited Liability Company

         23 Consent of Waller Lansden Dortch & Davis, A Professional Limited Liability Company (included in Exhibits 5 and 8)

         99 Risk Factors/Cautionary Statements for Purposes of the Private Securities Litigation Reform Act of 1995
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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            JDN REALTY CORPORATION



                                            By: /s/ William J. Kerley
                                                --------------------------------
                                                William J. Kerley
                                                Chief Financial Officer

Date: October 19, 1998


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                                INDEX TO EXHIBITS


    Exhibit No.                             Description
    -----------                             -----------

         1 Terms Agreement dated October 13, 1998 by and between the Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated and related Underwriting Agreement (Underwriting Agreement filed as Exhibit 1.1 to the Company's Current Report on Form 8-K filed on August 1, 1997 and incorporated herein by reference)

         5 Opinion of Waller Lansden Dortch & Davis, A Professional Limited Liability Company

         8 Tax Opinion of Waller Lansden Dortch & Davis, A Professional Limited Liability Company

         23 Consent of Waller Lansden Dortch & Davis, A Professional Limited Liability Company (included in Exhibits 5 and 8)

         99 Risk Factors/Cautionary Statements for Purposes of the Private Securities Litigation Reform Act of 1995